EXHIBIT 99.1

ARTIFICIAL LIFE APPOINTS PARKER RANDALL AS NEW AUDITORS

HONG KONG and BERLIN, July 15, 2011 -- Artificial Life, Inc. (OTCPK:ALIF), a leading provider of award-winning mobile technology and applications, announced today the appointment of Parker Randall CF (H.K.) CPA Limited (“Parker Randall”), a member of the Parker Randall International, as its independent auditors.

As previously announced in our 8-K filing on July 1, 2011, the Company terminated the engagement of its former auditors, BDO AG, effective June 27, 2011. Parker Randall has been engaged by the Company and its independent audit committee to audit the financial statements of the Company for the year ended December 31, 2010. The Company and Parker Randall presently anticipate that such audit will be completed on or before August 15, 2011 and that the Company’s Form 10-K for FY 2010 and the Company’s 10-Q for the quarters ended March 31, 2011 and June 30, 2011 will be filed at such time.

About Artificial Life, Inc.

Artificial Life, Inc. has been a pioneer in artificial intelligence and mobile technology since its inception in Boston in 1994. We are a public US corporation (OTCPK:ALIF) with listing on the Frankfurt Stock Exchange (Frankfurt: AIF.F; Xetra: AIF.DE) and headquarters and production center in Hong Kong. Our EMEA headquarters is in Berlin, Germany. Currently our main business areas are: high quality (3D) interactive (massively multiplayer) mobile games, mobile participation television, mobile business applications, our powerful mobile commerce technology platform OPUS-M™ and our green IT solutions provided by Green Cortex, Inc. We have won many industry awards for our outstanding technology and products.

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For more information on ARTIFICIAL LIFE, INC., please contact:
Artificial Life IR and PR Contact:
Adeline Law
Tel: (+852) 3102 2800
ir@artificial-life.com

Forward-Looking Statements:
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements regarding our future results of operations, financial condition and business prospects. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "intend", "plan", "anticipate", "believe", "estimate", "predict", "potential", "continue" or the negative of these terms or other comparable terminology. Although such statements are based on our own information and information from other sources we believe to be reliable, you should not place undue reliance on them. These statements involve risks and uncertainties, and actual market trends or our actual results of operations, financial condition or business prospects may differ materially from those expressed or implied in these forward looking statements for a variety of reasons. Potential risks and uncertainties include, but are not limited to, our ability to obtain additional funding to operate and grow our business; the unproven potential of our mobile gaming business model; changing consumer preferences and uncertainty of market acceptance of our products; timely adoption and availability of 3G and broadband mobile technology; market acceptance for use of mobile handheld devices to play the interactive games; unpredictable mobile game development schedules; our reliance on a relatively small number of brands; our ability to license brands from others; our dependence upon resellers and telecommunication carriers and operators to distribute our products; our ability to successfully develop, introduce, and sell new or enhanced products in a timely manner; and the timing of new product announcements or introductions by us or by our competitors. For additional discussion of these risks and uncertainties and other factors, please see the documents we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-KSB filed on March 16, 2010. We assume no obligation to update any forward-looking statements, which apply only as of the date of this press release.